Certification  Pursuant  to  18  U.S.C.  Sec.  1350
(Section  906  of  Sarbanes-Oxley  Act  of  2002)

Calypso  Wireless,  Inc.

In connection with the Quarterly Report of Calypso Wireless, Inc. (the "Company") on Form 10-QSB for the period ended September 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, David Davila, President and Chief Executive Officer of the Company, hereby certify, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  November  19,  2003

                                             /s/  David  Davila
                                             -----------------------------------
                                             David Davila, President and
                                             Chief Executive Officer


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